UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2013

EDISON MISSION ENERGY

MIDWEST GENERATION, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-68630	95-4031807
DELAWARE	333-59348	33-0868558
(State or other jurisdiction of	(Commission file	(I.R.S. employer
incorporation)	number)	identification no.)

3 MacArthur Place, Suite 100

Santa Ana, California  92707

235 Remington Boulevard, Suite 100

Bolingbrook, Illinois  60440

(Address of principal executive offices, including zip code)

(714) 513-8000

(630) 771-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

As previously disclosed, Edison Mission Energy and nineteen of its wholly owned subsidiaries, including Midwest Generation, LLC (collectively, the “Debtors”) are debtors and debtors in possession pursuant to Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the “Bankruptcy Court”).  On November 15, 2013, the Debtors filed with the Bankruptcy Court a joint plan of reorganization (the “Plan”) and a related disclosure statement (the “Disclosure Statement”) pursuant to the Bankruptcy Code.  Copies of the Plan and Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.  Copies of the Plan and Disclosure Statement are also publicly available and may be accessed free of charge at the website established for the Debtors’ chapter 11 cases by the Debtors’ notice and claims agent at http://www. edisonmissionrestructuring.com.  The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Current Report on Form 8-K.

The Debtors recommend that their stakeholders refer to the limitations and qualifications included in the Plan and the Disclosure Statement, as applicable, with respect to the information contained therein.  Information contained in the Plan and the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, actions of third parties or otherwise.

The Bankruptcy Code does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the Disclosure Statement.  Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan.  The Plan will become effective only if it receives the requisite stakeholder approval, if confirmed by the Bankruptcy Court, and if certain terms and conditions are satisfied or waived.  There can be no assurance that the Bankruptcy Court will approve the Disclosure Statement, that the Debtors’ stakeholders will vote to accept the Plan, that the Bankruptcy Court will confirm the Plan, or that the plan will be consummated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1                        Joint Plan of Reorganization, filed November 15, 2013.

99.2                        Disclosure Statement, filed November 15, 2013.

Limitation on Incorporation by Reference

The Plan and Disclosure Statement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission (“SEC”) shall not incorporate the Schedules and Statements or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements based on information available as of the date the report was prepared. These forward-looking statements are subject to a significant amount of uncertainty, in particular regarding the chapter 11 cases, the Debtors’ ability to consummate one or more plans of reorganization.  Factors both within and outside the control of EME will affect the accuracy of this forward-looking information.  Furthermore, the information is subject to assumptions, qualifications and performance criteria not otherwise described in the information presented.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Edison Mission Energy

Date:	November 20, 2013	/s/ Maria Rigatti
MARIA RIGATTI Senior Vice President and Chief Financial Officer

Midwest Generation, LLC

Date:	November 20, 2013	/s/ Maria Rigatti
MARIA RIGATTI Manager and Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint Plan of Reorganization, filed November 15, 2013.
99.2	Disclosure Statement, filed November 15, 2013.